Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each and any of:

E. Roe Stamps, IV,	Joseph F. Trustey,
Stephen G. Woodsum,	Kevin P. Mohan,
Gregory M. Avis,	Peter Y. Chung,
Martin J. Mannion,	Robert V. Walsh,
Bruce R. Evans,	Scott C. Collins and
Thomas S. Roberts,	Robin W. Devereux
Walter G. Kortschak,

his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself individually or on behalf of each or any of the entities listed on the attached Exhibit A, on matters pursuant to:

(a)                                  Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any and all regulations promulgated thereunder, and

(b)                                 any written ballot or proxy with respect to the investment securities owned by any of the foregoing,

and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he or she might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby acknowledges that this Power of Attorney supercedes, revokes and terminates any power of attorney executed by the undersigned prior to the date hereof for the purposes listed above.

[Exhibit A and Signature Pages Follow]

Power of Attorney

Exhibit A

Summit Ventures, L.P.	Summit Partners Blocker, Inc.
Summit Ventures II, L.P.	Summit Partners FF Corp
SV Eurofund, C.V.	Summit Partners Holdings, L.P.
Summit Ventures III, L.P.	Summit Partners II, L.P.
Summit Ventures IV, L.P.	Summit Partners III, L.P.
Summit Ventures V, L.P.	Summit Partners IV, L.P.
Summit V Companion Fund, L.P.	Summit Partners LLC
Summit V Advisors Fund, L.P.	Summit Partners SD II, LLC
Summit V Advisors Fund QP, L.P.	Summit Partners SD, L.P.
Summit Ventures VI-A, L.P.	Summit Partners V, L.P.
Summit Ventures VI-B, L.P.	Summit Partners VI (GP), L.P.
Summit VI Advisors Fund, L.P.	Summit Partners VI (GP), LLC
Summit VI Entrepreneurs Fund L.P.	SV International, L.P.
Summit Subordinated Debt Fund, L.P.	SWC Holdings Co.
Summit Subordinated Debt Fund II, L.P.	Summit Investment Holdings Trust
Summit Accelerator Fund, L.P.	Summit Investment Holdings Trust II
Summit Founders’ Fund, L.P.	Summit Investors Holdings Trust
Summit Founders’ Fund II, L.P.	Summit Master Company, LLC
Summit Accelerator Founders’ Fund, L.P.	Summit Partners Holding GmBh
Summit Investors, L.P.	Summit Partners Sarl
Summit Investors II, L.P.	Summit Partners, L.P.
Summit Investors III, L.P.	Summit Partners, Ltd.
Summit Investors (SAF) IV, L.P.	Summit UK Advisory LLC
Summit Investors VI, L.P.	Summit/Meditech LLC
Summit Incentive Plan, L.P.	SV VI-B Bennington Blocker Corp
Summit Incentive Plan II, L.P.	SV VI-B Bennington Holdings LP
SP (1984), LP (f/k/a Summit Partners, L.P.)	SD II Bennington Blocker Corp
S-K Investment Corp	SV VI-B Commnet Common Blocker Corp.
Stamps, Woodsum & Co.	SV VI-B Commnet Holdings, L.P.
Stamps, Woodsum & Co. II	SV VI-B Commnet Preferred Blocker Corp.
Stamps, Woodsum & Co. III	SV VI-B Eyeglass Common Blocker
Stamps, Woodsum &Co. IV	SV VI-B Eyeglass Holdings LP
Summit Accelerator Management, LLC	SV VI-B Eyeglass Preferred Blocker
Summit Accelerator Management, LP	SD II Eyeglass Holdings LP
Summit Accelerator Partners, LLC
Summit Accelerator Partners, LP

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 26th day of July, 2004.

/s/ E. Roe Stamps, IV
E. Roe Stamps, IV

State of Florida	)
	)	ss:
County of Dade	)

On this 26th day of July, 2004, before me personally came E. Roe Stamps, IV, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Elizabeth O’Keefe
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 30th day of July, 2004.

/s/ Stephen G. Woodsum
Stephen G. Woodsum

Commonwealth of Massachusetts	)
	)	ss:
County of Suffolk	)

On this 30th day of July, 2004, before me personally came Stephen G. Woodsum, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Cynthia R. Freedman
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of July, 2004.

/s/ Gregory M. Avis
Gregory M. Avis

State of California	)
	)	ss:
County of San Mateo	)

On this 7th day of July, 2004, before me personally came Gregory M. Avis, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Tammy Kettunen
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 30th day of July, 2004.

/s/ Martin J. Mannion
Martin J. Mannion

Commonwealth of Massachusetts	)
	)	ss:
County of Suffolk	)

On this 30th day of July, 2004, before me personally came Martin J. Mannion, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Cynthia R. Freedman
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 30th day of July, 2004.

/s/ Bruce R. Evans
Bruce R. Evans

Commonwealth of Massachusetts	)
	)	ss:
County of Suffolk	)

On this 30th day of July, 2004, before me personally came Bruce R. Evans, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Cynthia R. Freedman
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 30th day of July, 2004.

/s/ Thomas S. Roberts
Thomas S. Roberts

Commonwealth of Massachusetts	)
	)	ss:
County of Suffolk	)

On this 30th day of July, 2004, before me personally came Thomas S. Roberts, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Cynthia R. Freedman
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of July, 2004.

/s/ Walter G. Kortschak
Walter G. Kortschak

State of California	)
	)	ss:
County of San Mateo	)

On this 7th day of July, 2004, before me personally came Walter G. Kortschak, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Tammy Kettunen
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 30th day of July, 2004.

/s/ Joseph F. Trustey
Joseph F. Trustey

Commonwealth of Massachusetts	)
	)	ss:
County of Suffolk	)

On this 30th day of July, 2004, before me personally came Joseph F. Trustey, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Cynthia R. Freedman
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 30th day of July, 2004.

/s/ Kevin P. Mohan
Kevin P. Mohan

Commonwealth of Massachusetts	)
	)	ss:
County of Suffolk	)

On this 30th day of July, 2004, before me personally came Kevin P. Mohan, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Cynthia R. Freedman
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 6th day of July, 2004.

/s/ Peter Y. Chung
Peter Y. Chung

State of California	)
	)	ss:
County of San Mateo	)

On this 6th day of July, 2004, before me personally came Peter Y. Chung, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Tammy Kettunen
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 30th day of July, 2004.

/s/ Robert V. Walsh
Robert V. Walsh

Commonwealth of Massachusetts	)
	)	ss:
County of Suffolk	)

On this 30th day of July, 2004, before me personally came Robert V. Walsh, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Cynthia R. Freedman
Notary Public

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 6th day of July, 2004.

/s/ Scott C. Collins
Scott C. Collins

Kingdom of England	)
City of London	)	ss:
)

On this 6th day of July, 2004, before me personally came Scott C. Collins, known to me to be the person described and who executed the foregoing instrument that he acknowledged and executed the same.

[Notary Seal]

/s/ Edward Gardiner
Notary Public